First Midwest Bancorp Fourth Quarter 2010 Supplemental Schedules January 26, 2011 Exhibit 99.3

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Forward Looking Statement
Forward Looking Statement
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statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control.  Forward-
looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results.  Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request.  The information contained herein is unaudited.  Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

NPA Resolution Strategy Shift
($ in millions)
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Strategy Objective: More Aggressively Pursue NPA Resolution
Focus: Selected Construction and Land Related Assets
Fourth Quarter 2010 Net Charge-Offs
Selected Assets and OREO Write-Downs
Charge-Offs
Charge-Offs as
Beginning Related to
Balance at a % of Related to
Balance Strategy Shift
Dec. 31, 2010 Beginning Balance Ordinary Strategy Shift Total
Asset Class
Residential Construction & Land Loans $ 55 $ 26 $ 29 47% $ 10 $ 26 $ 36
Commercial Construction & Land Loans 15 8 7 53% 0 8 8
Other Loans 21 3 14 14% 27 3 30
Subtotal $ 91 $ 37 $ 54 41% $ 37 $ 37 $ 74
OREO (Primarily Construction & Land) 24 11 13 46% 4 11 15
Total $ 115 $ 48 $ 67 42% $ 41 $ 48 $ 89
Reported Fourth Quarter 2010 Net Income to Common ($30)
Plus: NCOs / Losses Related to Shift in Strategy 48
Less: Tax Benefit (19)
Adjusted Fourth Quarter 2010 Net Income to Common ($1)
Adjusted Fourth Quarter 2010 Earnings per Share ($0.02)

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Residential Construction & Land Loans
Residential Construction & Land Loans
(Represent 3% of Total Loans; $ in Millions) (Represent 3% of Total Loans; $ in Millions)
$113
$93
$71
$61
$52
$0
$60
$120
$180
4Q09 1Q10 2Q10 3Q10 4Q10
Non-Performing Loans Net Charge-Offs
$38
$4
$10
$4
$10
$26
$0
$10
$20
$30
$40
$50
4Q09 1Q10 2Q10 3Q10 4Q10
Loan Summary
Performing
Non-
Performing
Size of Portfolio $123 $52¹
Avg. Loan Size ($000s) $542 $747
Supported by Interest Reserve 2% 0%
30-89 Days Past Due $0 $0
Allocated Loss Reserve $27
NPLs / Loans 35.9% 33.8% 29.5% 27.0% 30.0% NCOs / Avg. Loans² 42.90% 6.03% 15.45% 7.64% 71.72%
Note: Portfolio data as of December 31, 2010,  excludes covered loans.
¹ Includes $29 million of selected loans impacted by shift  in strategy.
² Annualized.
$36
Charge-
Offs
Related to
Shift in
Strategy
Ordinary
Charge-
Offs
Performing Loans Non-Performing Loans
$ % $ %
Raw Land $ 16 13% $ 19 37%
Developed Land 70 57 13 25
Under Construction 13 10 2 4
Substantially Completed 22 18 11 21
Mixed & Other 2 2 7 13
Total Loans $ 123 100% $ 52 100%

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Commercial Construction & Land Loans
Commercial Construction & Land Loans
(Represent 3% of Total Loans; $ in Millions) (Represent 3% of Total Loans; $ in Millions)
$21
$20 $20
$21
$29
$0
$15
$30
$45
4Q09 1Q10 2Q10 3Q10 4Q10
Non-Performing Loans Net Charge-Offs
$3
<$1
<$1 <$1
<$1
$8
$0
$2
$4
$6
$8
$10
4Q09 1Q10 2Q10 3Q10 4Q10
NPLs / Loans 9.0% 8.6% 10.1% 11.1% 17.4% NCOs / Avg. Loans² 4.07% 0.46% 0.21% 0.46% 17.33%
Performing Non-Performing
Size of Portfolio $135 $29¹
Avg. Loan Size ($000s) $993 $3,490
Supported by Interest Reserve 11% $0
30-89 Days Past Due $0 $0
Allocated Loss Reserve $8
Note: Portfolio data as of December 31, 2010, excludes covered loans.
¹ Includes $7 million of selected loans impacted by shift in strategy.
² Annualized.
$8
Charge-
Offs
Related to
Shift in
Strategy
Ordinary
Charge-
Offs
Loan Summary
Performing Loans Non-Performing Loans
$ % $ %
Raw Land $ 28 21% $ 19 66%
Developed Land 62 46 10 34
Under Construction 23 17 – –
Substantially Completed 22 16 – –
Mixed & Other 0 0 – –
Total Loans $ 135 100% $ 29 100%

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Overview of Other Real Estate Owned (OREO)
Overview of Other Real Estate Owned (OREO)
($ in millions) ($ in millions)
Write-Downs As
Beginning Write-Downs Related to Balance at a % Of Beginning
Property Type Balance Strategy Shift December 31, 2010 Balance
Residential Lots $ 13.6 $ 6.0 $ 7.6 44.2%
Raw Land 11.0 3.5 7.5 31.9%
Farm 5.6 1.0 4.7 17.2%
Office, Retail, Industrial 4.3 0.0 4.3 0.0%
Commercial Lots 4.1 0.0 4.1 0.0%
Other Commercial 1.3 0.2 1.1 14.9%
Single Family 1.1 0.0 1.1 0.0%
Condo 0.8 0.0 0.8 0.0%
Total $ 41.8 $ 10.7 $ 31.1 25.5%
Note: Portfolio data as of December 31, 2010, excludes covered OREO

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